UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 14, 2006

CARDIFF INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-49709	84-1044583
(Commission File Number)	(IRS Employer Identification No.)

5717 Schumacher Ridge Ave., Westlake Village, CA	91362
(Address of Principal Executive Offices)	(Zip Code)

818-879-9722

(Registrant’s Telephone Number, Including Area Code)

4685 South Highland Drive, Suite 202, Salt Lake City, Utah 84117

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant

(a)  Effective March 14, 2006, Cardiff International, Inc. (the “Registrant”), terminated its relationship with Schumacher & Associates, Inc. (“Schumacher”) as the registrant’s independent certifying accountant. The reports of Schumacher on the financial statements of the Registrant as of and for the years ended September 30, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph expressing substantial doubt about the Registrants ability to continue as a going concern. There has recently been a change of control of Registrant which resulted in the replacement of the previous independent certifying accountant.

During the years ended September 30, 2005 and 2004 and through March 15, 2006, there were no disagreements with Schumacher on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Schumacher, would have caused Schumacher to make a reference to the subject matter of the disagreement in its reports on the Registrant’s financial statements for such periods.

For the years ended September 30, 2005 and 2004 and through March 15, 2006, there were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)) during the years reported by Schumacher.

The Registrant has requested that Schumacher furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 15, 2006 is filed herewith as Exhibit 16.

(b)  On March 6, 2006, upon the authorization and approval of t its board of directors, the Registrant engaged Rose, Snyder & Jacobs as its independent registered public accounting firm. No consultations occurred between the Registrant and Rose, Snyder & Jacobs during the years ended September 30, 2005 and 2004 and September 30, 2006, and through March 15, 2006 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant’s financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

Rose, Snyder & Jacobs was the independent certifying accountant of Legacy Card Company, which is now the wholly-owned subsidiary of the Registrant. Legacy Card Company was acquired by the Registrant in November 2005 in a reverse merger transaction.

As a result of the acquisition of Legacy Card Company, the Registrant changed its fiscal year end from September 30 to December 31, the fiscal year end of Legacy Card Company. A Form 8-K announcing such change of fiscal year was filed in February 2006.

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Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit Number	Description

16	Letter From Schumacher & Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 15, 2006	CARDIFF INTERNATIONAL, INC.

By: /s/ Daniel Thompson
President

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